Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) - Recurring Basis - Significant Other Observable Inputs Assets / (Liabilities) (Level 2) - USD ($)
$ in Thousands
	Dec. 31, 2018	Dec. 31, 2017
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Interest rate swaps	$ (5,038)	$ (1,967)
Bunker swaps	(3,972)	7,027
Bunker call options	350	118
Total	$ (8,660)	$ 5,178